Exhibit 99.1

News Release

For Immediate Release	CONTACT:
Bill Newbould
(610) 558-9800

ENDO ANNOUNCES CHANGES IN CORPORATE BOARD

CHADDS FORD, Pa., March, 8, 2006 – Endo Pharmaceuticals Holdings Inc. (Nasdaq: ENDP) announced today that Brian T. Clingen and Michael W. Mitchell have advised Endo that they each intend to resign from its board of directors, effective March 15, 2006, to devote more time to their respective current activities. In addition, Michael B. Goldberg and David I. Wahrhaftig, both managing directors of Kelso & Company (a private equity investment firm), also have advised Endo that they also intend to resign from its board of directors effective the same date; these resignations are consistent with Kelso’s practice of not having its partners serve on the boards of directors of public companies unless Kelso’s level of beneficial stock ownership in the company is significant and warrants such participation.

“We are grateful for the contributions that these highly experienced and talented individuals have made to Endo during their tenure on our board,” said Peter A. Lankau, president and chief executive officer. “We have benefited greatly from their diligence, advice and counsel as well as from their broad base of knowledge and expertise, and we wish them continued success.”

Following these resignations, Endo’s board of directors will have seven members, including John J. Delucca, who was appointed on January 6, 2006 to replace Frank J. Loverro, a managing director of Kelso, who resigned as an Endo board member on that date. To facilitate this transition, Endo has begun an active process to identify persons qualified to serve as members of our board of directors and may propose such persons for election or appointment in the future.

About Endo

Endo Pharmaceuticals Holdings Inc. is a fully integrated specialty pharmaceutical company with market leadership in pain management products. Through its Endo Pharmaceuticals Inc. subsidiary, the company researches, develops, produces and markets a broad product offering of branded and generic pharmaceuticals, meeting the needs of healthcare professionals and consumers alike. More information, including this and past press releases of Endo Pharmaceuticals Holdings Inc., is available online at www.endo.com.

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Statements that are not historical facts, including statements which are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects” or similar expressions and statements are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the company’s future results are beyond the ability of the company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. The reader should not rely on any forward-looking statement. The company undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained in this press release. Important factors that may affect future results include, but are not limited to: market acceptance of the company’s products and the impact of competitive products and pricing; dependence on sole source suppliers; the success of the company’s product development activities and the timeliness with which regulatory authorizations and product launches may be achieved; successful compliance with extensive, costly, complex and evolving governmental regulations and restrictions; the availability on commercially reasonable terms of raw materials and other third party manufactured products; exposure to product liability and other lawsuits and contingencies; dependence on third party suppliers, distributors and collaboration partners; the ability to timely and cost effectively integrate acquisitions; uncertainty associated with pre-clinical studies and clinical trials and regulatory approval; uncertainty of market acceptance of new products; the difficulty of predicting FDA approvals; risks with respect to technology and product development; the effect of competing products and prices; uncertainties regarding intellectual property protection; uncertainties as to the outcome of litigation; changes in operating results; impact of competitive products and pricing; product development; changes in laws and regulations; customer demand; possible future litigation; availability of future financing and reimbursement policies of government and private health insurers and others; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended, in Endo’s Registration Statement on Form S-3 filed with the SEC on September 2, 2005, as amended, and in Endo’s Registration Statement on Form S-3 filed with the SEC on January 19, 2006. Readers should evaluate any statement in light of these important factors.

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